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                                                                    EXHIBIT 32.1

Panhandle Royalty Company
5400 North Grand Blvd. Suite #210
Oklahoma City, OK  73112


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                      REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS


I, H W Peace II, Chief Executive Officer of Panhandle Royalty Company, (the "Issuer"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer's Quarterly Report on Form 10-Q for the period that ended June 30, 2003 as filed with the Securities and Exchange Commission (the "Report") that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ HW Peace II
----------------------------
HW Peace II
President &
Chief Executive Officer

August 12, 2003